UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

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☐ Preliminary Information Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14c-5(d)(2))
☑  Definitive Information Statement

CAPROCK OIL, INC.
(Name of Registrant as Specified In Its Charter)

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(1)  Title of each class of securities to which transaction applies:
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)  Form, Schedule or Registration Statement No.:
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THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF CAPROCK OIL, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

CAPROCK OIL, INC.
11011 Richmond Avenue, Suite 525
Houston, Texas 77042
 (713) 479-7050

INFORMATION STATEMENT
(Definitive)
June 26, 2015

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To the Holders of Common Stock of Caprock Oil, Inc.:

This Information Statement is being furnished, to the holders (the “Stockholders”) of common stock, par value $0.01 per share (the “Common Stock”), of Caprock Oil, Inc., a Nevada corporation (the “Company”), to notify the Stockholders that on June 15, 2015, the Company received a majority written consent in lieu of a meeting of the holders (“Majority Stockholders”), together holding in the aggregate more than a majority of the total voting power of all issued and outstanding voting capital of the Company.   The Majority Stockholders authorized the following actions (the “Actions”):

●	To amend the Company’s articles of incorporation (the “Articles of Incorporation”) to change the name of the Company from Caprock Oil, Inc. to Stack-It Storage, Inc. (the “Name Change”).
●
To amend the Company’s Articles of Incorporation to effect a reverse stock split of the Company's issued and outstanding Common Stock at a split ratio of 1-for-10 with no changes to the number of authorized shares (the “Reverse Stock Split”).

●
To approve adoption of the Company’s new 2015 Stock Plan (“2015 Stock Plan”) providing for a total of 2,000,000 authorized shares of Common Stock to be issued under the 2015 Stock Plan, after taking into account the above noted 1-for-10 reverse stock split (the “Adoption of 2015 Stock Plan”).

On June 15, 2015, the Board of Directors of the Company approved, and recommended to the Majority Stockholders that they approve the Name Change, the Reverse Stock Split, and the Adoption of 2015 Stock Plan.  On June 15, 2015, the Majority Stockholders approved the Name Change, the Reverse Stock Split, and the Adoption of 2015 Stock Plan by written consent in lieu of a meeting, in accordance with Nevada law.  Accordingly, your consent is not required and is not being solicited in connection with the approval of the Actions.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been mailed to the Stockholders.   We anticipate that we will mail the Notice of Stockholder Action by Written Consent to the Stockholders on or about June 26, 2015.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

By Order of the Board of Directors,

/s/ D. Hughes Watler, Jr.
D. Hughes Watler, Jr.
Director and Chief Financial Officer
June 26, 2015

CAPROCK OIL, INC.

11011 Richmond Avenue, Suite 525
Houston, Texas 77042
 (713) 479-7050

INFORMATION STATEMENT
(Definitive)
June 26, 2015

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement is being furnished to the holders of shares of Common Stock, par value $0.01 per share, of Caprock Oil, Inc. in connection with the actions by a majority of issued and outstanding shares of Common Stock taken by written consent on June 15, 2015 to approve actions described in this Information Statement.   In this Information Statement, all references to “the Company,”  “we,” “us” or “our” refer to Caprock Oil, Inc.  We are mailing this Information Statement to our stockholders of record on or about June 26, 2015.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described herein will not become effective until 20 calendar days following the date on which this Information Statement is first mailed to our stockholders.

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

ACTIONS TAKEN BY A MAJORITY OF STOCKHOLDERS

On June 15, 2015, the Majority Stockholders approved the following actions by written consent in lieu of a meeting, in accordance with Nevada law:

●	To amend the Company’s articles of incorporation (the “Articles of Incorporation”) to change the name of the Company from Caprock Oil, Inc. to Stack-It Storage, Inc.
●
To amend the Company’s Articles of Incorporation to effect a reverse stock split of the Company's issued and outstanding Common Stock at a split ratio of 1-for-10 with no changes to the number of authorized shares.

●
To approve adoption of the Company’s new 2015 Stock Plan providing for a total of 2,000,000 authorized shares of Common Stock to be issued under the 2015 Stock Plan, after taking into account the above noted 1-for-10 reverse stock split.

Dissenter’s Rights of Appraisal:

Stockholders who did not consent to the actions are not entitled to assert dissenters’ or appraisal rights.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth our Directors and Executive Officers, their ages and positions held with us as of June 15, 2015:

Name	Age	Position
Steven H. Mikel	63	President and Chief Executive Officer
D. Hughes Watler, Jr.	66	Director and Chief Financial Officer
Robert G. Wonish	61	Director
Christopher T. George	43	Director

EXECUTIVE COMPENSATION

The following table summarizes certain information with respect to the compensation earned by the Company’s executive officers for services rendered in all capacities during the years indicated.

Summary Compensation Table

									Nonequity
	Fiscal	Annual Compensation			Stock		Option		Incentive	All Other		Total
Name & Principal Position	Year	Salary		Bonus	Awards		Awards		Comp.	Comp.		Comp.

Steven H. Mikel	2014	$75,000	(1)	$-	$-		$371,400	(2)	$-	$2,800	(5)	$449,200
Chief Executive Officer

Larry M. Wright	2013	$62,574	(3)	$-	$-		$-		$-	$2,503	(5)	$65,077
Chief Executive Officer

D. Hughes Watler, Jr.	2014	$90,000		$-	$190,970	(4)	$-		$-	$2,700	(5)	$283,670
Chief Financial Officer	2013	$93,750		$-	$-		$-		$-	$2,813	(5)	$96,563

(1)	Represents Mr. Mikel’s salary since he joined the Company as Chief Executive Officer in May 2014.
(2)
Reflects amortized grant date fair value of stock option awards to Mr. Mikel. The estimated fair value of the option was calculated using a Black Scholes option pricing model based on the following assumptions: (a) Computed volatility – 187%; (b) Expected risk free interest rate – 1.6%; (c) Expected dividend yield – zero; (d) Expected option term – 4.4 years, calculated pursuant to the terms of ASC 718-10; and (e) Forfeitures – 0%, subject to adjustment for actual experience.  On the basis of these assumptions, the Company calculated the value of such options at $1,238,000 and will amortize that total amount of expense over a three year period.

(3)	Represents Mr. Wright’s salary as Chief Executive Officer until the time of his death in April 2013.
(4)
Reflects amortized grant date fair value of restricted stock awards to Mr. Watler.  The restricted shares vest over a three year period and will be subject to buyback by the Company if the officer should terminate his employment prior to the end of such period.  Based on quoted prices for the Company’s stock, the Company calculated the value of such issued shares at $687,500 and is amortizing that total amount of expense over a three year period.

(5)	Represents the Company’s annual matching contribution to a company sponsored 401(k) Plan on behalf of each officer.

Outstanding Equity Awards at 2014 Fiscal Year-End

The following table sets forth all outstanding stock and option awards held by our named executive officers as of December 31, 2014.

	Stock and Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date

Steven H. Mikel	200,000	1,800,000	$0.65	5/19/2017

D. Hughes Watler, Jr.	-0-	-0-	-0-	N/A

We did not pay our outside directors any compensation during 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of our Common Stock as of June 15, 2015 of (i) each person known to us to beneficially own more than 10% of our Common Stock, (ii) our directors, (iii) each named executive officer, and (iv) all directors and named executive officers as a group.  As of June 15, 2015, there were a total of 51,813,477 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on matters on which holders of voting stock of the Company are eligible to vote.  The column entitled “Percent” shows the percentage of voting Common Stock beneficially owned by each listed party.

The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under those rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power or investment power plus any shares which such person or entity has the right to acquire within sixty (60) days of June 15, 2015, through the exercise or conversion of any stock option, convertible security, warrant or other right.  Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

	Beneficial Ownership
Directors and Executive Officers	Amount	Percent

Steven H. Mikel (1)	800,000	1.5
D. Hughes Watler, Jr. (2)	1,252,000	2.4
Robert G. Wonish (3)	2,700,000	5.2
Directors and Executive Officers as a Group (4)	4,752,000	9.1

Other 10% Beneficial Owners
Pioneer Group, LLC (5)	36,023,140	69.8

(1)	Includes the following securities: (a) No shares of Common Stock held by Mr. Mikel on his own behalf; and (b) 800,000 currently vested options to purchase shares of Common Stock.

(2)	Includes the following securities: (a) 1,252,000 shares of Common Stock held by Mr. Watler on his own behalf; and (b) no currently vested options or warrants to purchase shares of Common Stock.

(3)	Includes the following securities: (a) 2,700,000 shares of Common Stock held by Mr. Wonish on his own behalf; and (b) no currently vested options or warrants to purchase shares of Common Stock.

(4)
Includes the following securities: (a) 3,952,000 shares of Common Stock held by Directors and Officers on their own behalf; and (b) 800,000 currently vested options or warrants held by Directors and Officers to purchase shares of Common Stock.

(5)
Includes the following securities: (a) 36,023,140 shares of Common Stock held by Pioneer Group, LLC on its own behalf; and (b) no currently vested options or warrants to purchase shares of Common Stock.  The address of Pioneer Group, LLC is 201 S. Phillips Avenue, Suite 200, Sioux Falls, SD 57104.

INTERESTS OF CERTAIN PERSON IN OPPOSITION TO MATTERS ACTED UPON

No officer or director of the Company has any substantial interest in the Actions, other than his or her role as an officer or Director of the Company.

ACTIONS TO BE TAKEN

ACTION ONE
NAME CHANGE

The Company recently completed a sale of a portion of its producing oil and gas properties to another company.  The Company expects to continue to maintain its ownership interests in its remaining oil and gas properties for the foreseeable future while it also plans to seek new business opportunities as an owner and operator of self-storage facilities.  In the meantime, we believe that changing the name of the Company from Caprock Oil, Inc. to Stack-It Storage, Inc. (the “Name Change”) will more accurately reflect and represent to the public the contemplated future business of the Company.

Prior to filing the amendment to the Articles of Incorporation reflecting the Name Change, we must first notify FINRA by filing the Issuer Corporation Related Action Notification Form no later than ten (10) days prior to the anticipated record date of the Name Change.  Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

The Name Change will become effective on the date that we file the Certificate of Amendment to the Articles of Incorporation of the Company (the “Amendment”) with the Secretary of State of the State of Nevada.  We intend to file the Amendment with the Secretary of State of the State of Nevada promptly after the twentieth (20th) day following the date on which this Information Statement is mailed to the Stockholders.

In connection with the Name Change, we will request a new ticker symbol, but such request will not be processed until up to sixty (60) days after FINRA has announced the Name Change to the market.  We currently expect to file the Amendment on the 20th day after the date on which this Information Statement has been mailed to Stockholders.

ACTION TWO
REVERSE STOCK SPLIT

In addition to the Name Change described in Action One above, the Amendment will effect a reverse stock split of the Company's issued and outstanding Common Stock at a split ratio of 1-for-10 (the “Reverse Stock Split”) with no changes to the number of authorized shares.  We believe that the Reverse Stock Split will give the Company flexibility in negotiations for acquisitions or in other possible business transactions as it seeks new business opportunities as a potential owner and operator of self-storage facilities.  In addition, we believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of investors, as the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

As a result of the Reverse Stock Split, every ten pre-split shares of the Company's Common Stock, par value $0.01 per share, issued and outstanding immediately prior to July 16, 2015 (or the 20th day after the date on which this Information Statement has been mailed to Stockholders), the date on which we expect to file the Amendment, will be automatically exchanged for one post-split share of Common Stock, par value $0.01 per share, with any fractional shares resulting from the exchange being rounded up to the nearest whole share.  Accordingly, the total number of shares of the Company's Common Stock issued and outstanding will be reduced from 51,813,477 shares to approximately 5,181,348 shares, without accounting for any fractional shares.  Further, the Company’s presently outstanding options will be adjusted from 2,000,000 shares at an exercise price of $0.65 per share to 200,000 shares at an exercise price of $6.50 per share and its presently outstanding warrants will be adjusted from 300,000 shares at an exercise price of $2.00 per share to 30,000 shares at an exercise price of $20.00 per share.  The total number of shares of Common Stock that the Company will be authorized to issue will not be reduced as a result of the Reverse Stock Split and will remain 200,000,000 shares, par value $0.01 per share.

Upon the effectiveness of the Reverse Stock Split, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of our Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.  The number of shares reserved for issuance pursuant to these securities will also be reduced proportionately based upon the reverse stock split ratio of 1-for-10.

The Company will elect to treat the Reverse Stock Split as a non-mandatory exchange.  As a result, upon effectiveness of the Reverse Stock Split, there will be no letter of transmittal sent to the Company’s shareholders directing them to exchange their existing stock certificates.  Rather, shareholders will retain their existing pre-split stock certificates until such time as they are submitted to the Company’s transfer agent, First American Stock Transfer, Inc., for sale and will then be replaced by post-split stock certificates.

Although reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended to increase the per share market price of our Common Stock, other factors, such as the Company’s financial results, market conditions and the market perception of the Company’s business, may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split will increase the per share market price of our Common Stock or that the per share market price of our Common Stock will not decrease in the future. Additionally, there can be no assurance that the market price per share of our Common Stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split.  Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

While the Board believes it advisable to authorize and approve the Reverse Stock Split for the reasons set forth above, the Board is aware that the increase in the number of authorized but unissued shares of common stock may have a potential anti-takeover effect. Our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders seeking to control the Company. The Reverse Stock Split is not being recommended by the Board as part of an anti-takeover strategy. In addition, because our authorized common stock will not be reduced, the overall effect will be an increase in our authorized but unissued shares of common stock as a result of the Reverse Stock Split. These shares may be issued by our Board in its discretion. Any future issuances will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of common stock.

ACTION THREE
ADOPTION OF 2015 STOCK PLAN

The Board of Directors of the Company has unanimously approved the Stack-It Storage, Inc. 2015 Stock Plan (the “Plan”). The Board has determined that the Plan is necessary because the Caprock Oil, Inc. 2005 Incentive Stock Compensation Plan does not have any shares remaining for future grants. The Plan will be effective on the date the Amendment to effect the Reverse Stock Split and the Name Change is filed, which is expected to be on the 20th day after the date on which this Information Statement has been mailed to Stockholders.

The Plan is a stock-based compensation plan that provides for discretionary grants of stock options, stock awards and stock unit awards to key employees and non-employee directors. The purpose of the Plan is to recognize contributions made to the Company and its subsidiaries by key employees and non-employee directors and to provide them with additional incentive to expand and improve the profits of the Company and achieve the objectives of the Company.

The Plan contains certain restrictions that the Board believes further the objectives of the Plan and reflect sound corporate governance: (i) shares that are used to pay the stock option exercise price or required tax withholding on any award cannot be used for future grants under the Plan; (ii) dividends on performance-based stock awards and dividend equivalents on performance-based stock unit awards are paid only to the extent the related performance goals are satisfied; (iii) stock options must be granted with an exercise price equal to the fair market value of the underlying Common Stock on the date of grant and the term is limited to ten years from the date of grant; (iv) repricing of stock options without shareholder approval is prohibited; and (v) awards do not automatically vest upon a Change in Control of the Company.

The following is a summary of the Plan. It is qualified by reference to the full text of the Plan, which is attached as Exhibit A to this information statement. Shareholders are encouraged to review the Plan carefully.

Description of the Plan

Administration. The Plan will be administered by the Board of Directors of the Company, or, once constituted, the Compensation Committee of the Board of Directors (the “Committee”), which will be comprised of directors who satisfy the “non-employee director” definition under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and the “outside director” definition under Section 162(m) of the Code. The Committee will have full authority to select the individuals who will receive awards under the Plan, determine the form and amount of each of the awards to be granted and establish the terms and conditions of awards. The Committee may delegate to an officer of the Company its authority to grant awards to employees who are not subject to Section 16 of the Exchange Act or who are not “covered employees” under Section 162(m) of the Code. (If the Committee is not comprised of at least two members who are non-employee directors and outside directors, then the Board will administer the Plan.)

Number of Shares of Common Stock. The number of shares of the Company's Common Stock that may be issued under the Plan is 2,000,000. Of these 2,000,000 shares: (i) the maximum number of shares issuable as stock options (either incentive stock options or nonqualified stock options) is 1,600,000; (ii) the maximum number of shares as to which a key employee may receive stock options in any calendar year is 400,000 (or 200,000 in the calendar year in which the employee's employment commences); (iii) the maximum number of shares that may be used for stock awards and/or stock unit awards is 200,000; and (iv) the maximum number of shares issuable as stock awards and/or stock unit awards intended to qualify as “performance-based” under Section 162(m) of the Code to any single key employee in any calendar year is 200,000.

Shares issuable under the Plan may be authorized but unissued shares or treasury shares. If there is a lapse, forfeiture, expiration, termination or cancellation of any award made under the Plan for any reason, the shares subject to the award will again be available for issuance. Any shares subject to an award that are delivered to the Company by a participant, or withheld by the Company on behalf of a participant, as payment for an award or payment of withholding taxes due in connection with an award will not again be available for issuance, and all such shares will count toward the number of shares issued under the Plan. The number of shares of Common Stock issuable under the Plan is subject to adjustment, in the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction. In each case, the Committee has the discretion to make adjustments it deems necessary to preserve the intended benefits under the Plan. No award granted under the Plan may be transferred, except by will, the laws of descent and distribution.

Eligibility. All employees of the Company designated as key employees for purposes of the Plan and all non-employee directors of the Company are eligible to receive awards under the Plan. On June 15, 2015, approximately three key employees and all non-employee directors were eligible to participate in the Plan.

Awards to Participants. The Plan provides for discretionary awards of stock options, stock awards and stock unit awards to participants. Each award made under the Plan will be evidenced by a written award agreement specifying the terms and conditions of the award as determined by the Committee in its sole discretion, consistent with the terms of the Plan.

Stock Options. The Committee has the discretion to grant non-qualified stock options or incentive stock options to participants and to set the terms and conditions applicable to the options, including the type of option, the number of shares subject to the option and the vesting schedule; provided that the exercise price of each stock option will be the closing price of the Company's Common Stock on the date on which the option is granted (“fair market value”), each option will expire ten years from the date of grant and no dividend equivalents may be paid with respect to stock options. It is intended that stock options qualify as “performance-based compensation” under Section 162(m) of the Code and thus be fully deductible by the Company for federal income tax purposes, to the extent permitted by law.

In addition, an incentive stock option granted to a key employee is subject to the following rules: (i) the aggregate fair market value (determined at the time the option is granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a key employee during any calendar year (under all incentive stock option plans of the Company and its subsidiaries) cannot exceed $100,000, and if this limitation is exceeded, that portion of the incentive stock option that does not exceed the applicable dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; (ii) if an incentive stock option is granted to a key employee who owns stock possessing more than 10% of the total combined voting power of all class of stock of the Company, the exercise price of the incentive stock option will be 110% of the closing price of the Common Stock on the date of grant and the incentive stock option will expire no later than five years from the date of grant; and (iii) no incentive stock option can be granted after ten years from the date the Plan was adopted.

Stock Awards. The Committee has the discretion to grant stock awards to participants. Stock awards will consist of shares of Common Stock granted without any consideration from the participant or shares sold to the participant for appropriate consideration as determined by the Board. The number of shares awarded to each participant, and the restrictions, terms and conditions of the award, will be at the discretion of the Committee. Subject to the restrictions, a participant will be a shareholder with respect to the shares awarded to him or her and will have the rights of a shareholder with respect to the shares, including the right to vote the shares and receive dividends on the shares; provided that dividends otherwise payable on any performance-based stock award will be held by the Company and will be paid to the holder of the stock award only to the extent the restrictions on such stock award lapse, and the Committee in its discretion can accumulate and hold such amounts payable on any other stock awards until the restrictions on the stock award lapse.

Stock Units. The Committee has the discretion to grant stock unit awards to participants. Each stock unit entitles the participant to receive, on a specified date or event set forth in the award agreement, one share of Common Stock of the Company or cash equal to the fair market value of one share on such date or event, as provided in the award agreement. The number of stock units awarded to each participant, and the terms and conditions of the award, will be at the discretion of the Committee. Unless otherwise specified in the award agreement, a participant will not be a shareholder with respect to the stock units awarded to him prior to the date they are settled in shares of Common Stock. The award agreement may provide that until the restrictions on the stock units lapse, the participant will be paid an amount equal to the dividends that would have been paid had the stock units been actual shares; provided that dividend equivalents otherwise payable on any performance-based stock units will be held by the Company and paid only to the extent the restrictions lapse, and the Committee in its discretion can accumulate and hold such amounts payable on any other stock units until the restrictions on the stock units lapse.

Performance-Based Awards. The Committee has the discretion to establish restrictions on the stock awards that qualify the awards as “performance-based compensation” under Section 162(m) of the Code so that they are fully deductible by the Company for federal income tax purposes. In such case, the Committee may establish performance goals for certain performance periods and targets for achievement of the performance goals, and the restrictions on the stock subject to the award will lapse if the performance goals and targets are achieved for the designated performance period. The performance goals will be based on one or more of the following criteria: (i) net earnings or net income (before or after taxes); (ii) earnings per share; (iii) net sales or revenue growth; (iv) net operating profit or income (including as a percentage of sales); (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); (vii) earnings before or after taxes, interest, depreciation, and/or amortization; (viii) gross or operating margins; and (ix) share price (including, but not limited to, growth measures and total shareholder return). Performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Committee. The performance goals may be particular to one or more lines of business or subsidiaries or may be based on the performance of the Company and its subsidiaries as a whole. The performance goals may be identical for all participants for a given performance period or, at the discretion of the Committee, may differ among participants. In addition, performance goals may be adjusted for any events or occurrences (including acquisition expenses, extraordinary charges, losses from discontinued operations, restatements and accounting charges and restructuring expenses), as may be determined by the Committee.

Payment for Stock Options and Withholding Taxes. The Committee may make one or more of the following methods available for payment of any award, including the exercise price of a stock option, and for payment of the minimum required tax obligation associated with an award: (i) cash; (ii) cash received from a broker-dealer to whom the holder has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the award to pay the exercise price or withholding tax; (iii) by directing the Company to withhold shares of Common Stock otherwise issuable in connection with the award having a fair market value equal to the amount required to be withheld; and (iv) by delivery of previously acquired shares of Common Stock that are acceptable to the Committee and that have an aggregate fair market value on the date of exercise equal to the exercise price or withholding tax, or certification of ownership by attestation of such previously acquired shares.

Provisions Relating to a “Change in Control” of the Company. Notwithstanding any other provision of the Plan or any award agreement, in the event of a “Change in Control” of the Company, the Committee has the discretion to provide that all outstanding awards will become fully exercisable, all restrictions applicable to all awards will terminate or lapse, and performance goals applicable to any stock awards will be deemed satisfied at the highest target level. In addition, upon such Change in Control, the Committee has sole discretion to provide for the purchase of any outstanding stock option for cash equal to the difference between the exercise price and the then fair market value of the Common Stock subject to the option had the option been currently exercisable, make such adjustment to any award then outstanding as the Committee deems appropriate to reflect such Change in Control and cause any such award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control. See Section 8.2 of the Plan for the definition of “Change in Control.”

Amendment of Award Agreements; Amendment and Termination of the Plan; Term of the Plan. The Committee may amend any award agreement at any time, provided that no amendment may adversely affect the right of any participant under any agreement in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.

The Board may terminate, suspend or amend the Plan, in whole or in part, from time to time, without the approval of the shareholders, unless such approval is required by applicable law, regulation or stock exchange rule, and provided that no amendment may adversely affect the right of any participant under any outstanding award in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of the Company's Common Stock are listed.

Notwithstanding the foregoing, neither the Plan nor any outstanding award agreement can be amended in a way that results in the repricing of a stock option. Repricing is broadly defined to include reducing the exercise price of a stock option or cancelling a stock option in exchange for cash, other stock options with a lower exercise price or other stock awards. (This prohibition on repricing without shareholder approval does not apply in case of an equitable adjustment to the awards to reflect changes in the capital structure of the Company or similar events.)
No awards may be granted under the Plan on or after the tenth anniversary of the effective date of the Plan.

Awards Granted under the Plan. It is not possible at this time to determine all of the specific awards that will be made in 2015 and future years under the Plan.  As of the date of this information statement, no awards have been granted under the Plan to any persons.  As of June 12, 2015, the last reported sales price of our Common Stock was $0.11 per share.

Summary of Federal Income Tax Consequences

The following is a summary of the federal income tax consequences of the Plan. It is based on the federal tax laws and regulations currently in effect and existing administrative rulings of the Internal Revenue Service. Participants may also be subject to state and local taxes in connection with the grant of awards under the Plan. Participants should consult with their individual tax advisers to determine the tax consequences associated with awards granted under the Plan. This information may not be applicable to employees of foreign subsidiaries or to employees who are not residents of the United States.

Non-Qualified Stock Options. A participant will not recognize any income at the time the participant is granted a non-qualified stock option. On the date the participant exercises the non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the option is exercised. The Company generally will receive a tax deduction for the same amount of ordinary income recognized by the participant. When the participant sells these shares, any gain or loss recognized by the participant is treated as either short-term or long-term capital gain or loss depending on whether the participant has held the shares more than one year.

Incentive Stock Options. A participant will not recognize any income at the time the participant is granted an incentive stock option. If the participant is issued shares pursuant to the exercise of an incentive stock option, and if the participant does not make a disqualifying disposition of the shares within one year after the date of exercise or within two years after the date of grant, the participant will not recognize any income, for federal income tax purposes, at the time of the exercise. When the participant sells the shares issued pursuant to the incentive stock option, the participant will be taxed, for federal income tax purposes, as a long-term capital gain on any amount recognized by the participant in excess of the exercise price, and any loss sustained by the participant will be a long-term capital loss. No deduction will be allowed to the Company for federal income tax purposes. If, however, the participant sells the shares before the expiration of the holding periods, the participant will recognize ordinary income on the difference between the exercise price and the fair market value at exercise, and the Company generally will receive a tax deduction in the same amount. Upon exercise of an incentive stock option, the excess of the fair market value over the exercise price is an item of tax preference to the participant for purposes of determining the alternative minimum tax.

In order to qualify as an incentive stock option, the option must be exercised within three months after the participant's termination of employment for any reason other than death or disability and within one year after termination of the participant's employment due to disability. If the option is not exercised within this time period, it will be treated as a non-qualified stock option and taxed accordingly.

Stock Awards and Stock Unit Awards. If the participant receives a stock award, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of any restriction period without forfeiture. A participant generally will recognize ordinary income when he receives shares or cash pursuant to the settlement of stock units, provided that if the shares are subject to any further restrictions on transfer, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of the restriction period without forfeiture. The amount of income the participant recognizes will be equal to the fair market value of the shares on such date, or the amount of cash received, less the amount paid by the participant for the shares. This amount will also be the participant's tax basis for the shares. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the ordinary income is recognized. In addition, the holding period begins on the day the restrictions lapse, or the date the shares are received if not subject to any restrictions, for purposes of determining whether the participant has long-term or short-term capital gain or loss on a subsequent sale of the shares. The Company generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

If a participant who receives a stock award subject to restrictions makes an election under Section 83(b) of the Code within 30 days after the date of the grant, the participant will have ordinary income equal to the fair market value on the date of grant, less the amount paid by the participant for the shares, and the participant will recognize no additional income until the participant subsequently sells the shares. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the ordinary income is recognized. When the participant sells the shares, the tax basis will be equal to the fair market value on the date of grant and the holding period for capital gains purposes begins on the date of the grant. If the participant forfeits the shares subject to the Section 83(b) election, the participant will not be entitled to any deduction, refund, or loss for tax purposes (other than a capital loss with respect to the amount previously paid by the participant), and the Company will have to include the amount that it previously deducted from its gross income in the taxable year of the forfeiture.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at 100 F. Street, N.E., Washington, DC 20549.  Copies of such materials can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F. Street, N.E., Washington, DC 20549 at prescribed rates.  In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 11011 Richmond Avenue, Suite 525, Houston, Texas, telephone (713) 479-7050.

If multiple Stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors,

/s/ D. Hughes Watler, Jr.
D. Hughes Watler, Jr.
Director and Chief Financial Officer

June 26, 2015

Exhibit A

  STACK-IT STORAGE, INC.
2015 STOCK PLAN
______________________

Section 1.	Purpose.

The purpose of the Stack-It Storage, Inc. 2015 Stock Plan (the “Plan”) is to attract and retain outstanding individuals as Key Employees and Directors of the Company and its Subsidiaries, to recognize the contributions made to the Company and its Subsidiaries by Key Employees and Directors, and to provide such Key Employees and Directors with additional incentive to expand and improve the profits and achieve the objectives of the Company and its Subsidiaries, by providing such Key Employees and Directors with the opportunity to acquire or increase their proprietary interest in the Company through receipt of Awards.

Section 2.	Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Award” means any award or benefit granted under the Plan, which shall be a Stock Option, a Stock Award or a Stock Unit Award.

2.2 “Award Agreement” means, as applicable, a Stock Option Agreement, Stock Award Agreement or Stock Unit Award Agreement evidencing an Award granted under the Plan.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Change in Control” has the meaning set forth in Section 8.2 of the Plan.

2.5 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.6 “Committee” means the Compensation Committee of the Board or such other committee as may be designated by the Board from time to time to administer the Plan, or, if no such committee has been designated at the time of any grants, it shall mean the Board.

2.7 “Common Stock” means the Common Stock, par value $0.01 per share, of the Company.

2.8 “Company” means Stack-It Storage, Inc., a Nevada corporation.

2.9 “Director” means a director of the Company who is not an employee of the Company or a Subsidiary.

2.10 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.11 “Fair Market Value” means the closing price of the Common Stock on the national securities exchange on which the Common Stock is listed, or, if the Common Stock is not listed on a national securities exchange, the over-the-counter market on which the Common Stock trades.

2.12 “Incentive Stock Option” or “ISO” means a Stock Option granted under Section 5 of the Plan that meets the requirements of Section 422(b) of the Code or any successor provision.

2.13 “Key Employee” means an employee of the Company or any Subsidiary selected to participate in the Plan in accordance with Section 3.  A Key Employee may also include a person who is granted an Award (other than an Incentive Stock Option) in connection with the hiring of the person prior to the date the person becomes an employee of the Company or any Subsidiary, provided that such Award shall not vest prior to the commencement of employment.

2.14 “Non-Qualified Stock Option” or “NSO” means a Stock Option granted under Section 5 of the Plan that is not an Incentive Stock Option.

2.15 “Participant” means a Key Employee or Director selected to receive an Award under the Plan.

2.16 “Plan” means the Stack-It Storage, Inc. 2015 Stock Plan.

2.17 “Stock Award” means a grant of shares of Common Stock under Section 6 of the Plan.

2.18 “Stock Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 5 of the Plan.

2.19 “Stock Unit Award” means a grant of a right to receive shares of Common Stock or cash under Section 7 of the Plan.

2.20 “Subsidiary” means an entity of which the Company is the direct or indirect beneficial owner of not less than 50% of all issued and outstanding equity interest of such entity.

Section 3.	Administration.

3.1 The Board.

The Plan shall be administered by the Board; provided, however, that the Committee shall administer the Plan so long as the Committee is comprised of at least two members of the Board who satisfy the “non-employee director” definition set forth in Rule 16b-3 under the Exchange Act and the “outside director” definition under Section 162(m) of the Code and the regulations thereunder, unless the Board otherwise determines.  For purposes of the Plan, the term “Board” shall refer to the Board or, to the extent the Committee is administering the Plan,  and other than for purposes of Section 12.1, the Committee.

3.2 Authority of the Board.

(a) The Board, in its sole discretion, shall determine the Key Employees and Directors to whom, and the time or times at which Awards will be granted, the form and amount of each Award, the expiration date of each Award, the time or times within which the Awards may be exercised, the cancellation of the Awards and the other limitations, restrictions, terms and conditions applicable to the grant of the Awards.  The terms and conditions of the Awards need not be the same with respect to each Participant or with respect to each Award.

(b) To the extent permitted by applicable law, regulation, and rules of a stock exchange on which the Common Stock is listed or traded, the Board may delegate its authority to grant Awards to Key Employees and to determine the terms and conditions thereof to such officer of the Company as it may determine in its discretion, on such terms and conditions as it may impose, except with respect to Awards to officers subject to Section 16 of the Exchange Act or officers who are or may be “covered employees” as defined in Section 162(m) of the Code.

(c) The Board may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable.  Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Awards granted hereunder, shall be final and conclusive for all purposes and upon all persons.

(d) No member of the Board or the Committee shall be liable for any action taken or determination made hereunder in good faith.  Service on the Committee shall constitute service as a Director so that the members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to the Company’s Certificate of Incorporation and By-Laws.

3.3 Performance Goals.

(a) The Board may, in its discretion, provide that any Award granted under the Plan shall be subject to performance goals, including those that qualify the Award as “performance-based compensation” within the meaning of Section 162(m) of the Code.

(b) Performance goals may be based on one or more business criteria, including, but not limited to:  (i) net earnings or net income (before or after taxes); (ii) earnings per share; (iii) net sales or revenue growth; (iv) net operating profit or income (including as a percentage of sales); (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); (vii) earnings before or after taxes, interest, depreciation, and/or amortization; (viii) gross or operating margins; (ix) productivity ratios; (x) share price (including, but not limited to, growth measures and total shareholder return); (xi) cost control; (xii) margins; (xiii) operating efficiency; (xiv) market share; (xv) customer satisfaction or employee satisfaction; (xvi) working capital; (xvii) economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital); (xviii) taxes; (xix) depreciation and amortization; (xx) total shareholder return; (xxi) low cost region labor as a percent of total labor; and (xxii) top customer concentration as a percent of sales.  Performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Board.  In addition, performance goals may be adjusted for any events or occurrences (including acquisition expenses, extraordinary charges, losses from discontinued operations, restatements and accounting charges and restructuring expenses), as may be determined by the Board.  Performance goals may be particular to one or more lines of business or Subsidiaries or may be based on the performance of the Company and its Subsidiaries as a whole.

(c) With respect to each performance period, the Board shall establish such performance goals relating to one or more of the business criteria identified above and shall establish targets for Participants for achievement of performance goals.  Following the completion of each performance period, the Board shall determine the extent to which performance goals for that performance period have been achieved and the related performance-based restrictions shall lapse in accordance with the terms of the applicable Award Agreement.

3.4 Award Agreements.

Each Award shall be evidenced by a written Award Agreement specifying the terms and conditions of the Award.  In the sole discretion of the Board, the Award Agreement may condition the grant of an Award upon the Participant’s entering into one or more of the following agreements with the Company:  (a) an agreement not to compete with the Company and its Subsidiaries which shall become effective as of the date of the grant of the Award and remain in effect for a specified period of time following termination of the Participant’s employment with the Company; (b) an agreement to cancel any employment agreement, fringe benefit or compensation arrangement in effect between the Company and the Participant; and (c) an agreement to retain the confidentiality of certain information.  Such agreements may contain such other terms and conditions as the Board shall determine.  If the Participant shall fail to enter into any such agreement at the request of the Board, then the Award granted or to be granted to such Participant shall be forfeited and cancelled.

Section 4.	Shares of Common Stock Subject to Plan.

4.1 Total Number of Shares.

(a) The total number of shares of Common Stock that may be issued under the Plan shall be 2,000,000.  Such shares may be either authorized but unissued shares or treasury shares, and shall be adjusted in accordance with the provisions of Section 4.3 of the Plan.

(b) The number of shares of Common Stock delivered by a Participant or withheld by the Company on behalf of any such Participant as full or partial payment of an Award, including the exercise price of a Stock Option or of any required withholding taxes, shall not again be available for issuance pursuant to subsequent Awards, and shall count towards the aggregate number of shares of Common Stock that may be issued under the Plan.  If there is a lapse, forfeiture, expiration, termination or cancellation of any Award for any reason (including for reasons described in Section 3.3), or if shares of Common Stock are issued under such Award and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof, the shares of Common Stock subject to such Award or reacquired by the Company shall again be available for issuance pursuant to subsequent Awards, and shall not count towards the aggregate number of shares of Common Stock that may be issued under the Plan.

4.2 Shares Under Awards.

Of the shares of Common Stock authorized for issuance under the Plan pursuant to Section 4.1:

(a) The maximum number of shares of Common Stock as to which a Key Employee may receive Stock Options in any calendar year is 400,000, except that the maximum number of shares of Common Stock as to which a Key Employee may receive Stock Options in the calendar year in which such Key Employee begins employment with the Company or its Subsidiaries is 200,000.

(b) The maximum number of shares of Common Stock that may be subject to Stock Options (ISOs and/or NSOs) is 1,600,000.

(c) The maximum number of shares of Common Stock that may be used for Stock Awards and/or Stock Unit Awards that are intended to qualify as “performance-based” in accordance with Section 162(m) of the Code that may be granted to any Key Employee in any calendar year is 200,000, or, in the event the Award is settled in cash, an amount equal to the Fair Market Value of such number of shares on the date on which the Award is settled.

(d) The maximum number of shares of Common Stock that may be used for Stock Awards and/or Stock Unit Awards is 200,000.

The numbers of shares described herein shall be as adjusted in accordance with Section 4.3 of the Plan.

4.3 Adjustment.

In the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction, the Board shall make such adjustments as it deems appropriate, in its sole discretion, to preserve the benefits or intended benefits of the Plan and Awards granted under the Plan.  Such adjustments may include: (a) adjustment in the number and kind of shares reserved for issuance under the Plan; (b) adjustment in the number and kind of shares covered by outstanding Awards; (c) adjustment in the exercise price of outstanding Stock Options or the price of Stock Awards or Stock Unit Awards under the Plan; (d) adjustments to any of the shares limitations set forth in Section 4.1 or 4.2 of the Plan; and (e) any other changes that the Board determines to be equitable under the circumstances.

Section 5.	Grants of Stock Options.

5.1 Grant.

Subject to the terms of the Plan, the Board may from time to time grant Stock Options to Participants.  Unless otherwise expressly provided at the time of the grant, Stock Options granted under the Plan to Key Employees will be NSOs.  Stock Options granted under the Plan to Directors who are not employees of the Company or any Subsidiary will be NSOs.

5.2 Stock Option Agreement.

The grant of each Stock Option shall be evidenced by a written Stock Option Agreement specifying the type of Stock Option granted, the exercise period, the exercise price, the terms for payment of the exercise price, the expiration date of the Stock Option, the number of shares of Common Stock to be subject to each Stock Option and such other terms and conditions established by the Board, in its sole discretion, not inconsistent with the Plan; provided, however, that no Stock Option shall be credited with any  amounts equal to dividends and other distributions that a Participant would have received had he held the shares of Common Stock subject to an unexercised Stock Option.

5.3 Exercise Price and Exercise Period.

With respect to each Stock Option granted to a Participant:

(a) The per share exercise price of each Stock Option shall be the Fair Market Value of the Common Stock subject to the Stock Option on the date on which the Stock Option is granted.

(b) Each Stock Option shall become exercisable as provided in the Stock Option Agreement; provided that the Board shall have the discretion to accelerate the date as of which any Stock Option shall become exercisable in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Board in its sole discretion).

(c) Each Stock Option shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, on the date ten years after the date of grant.

5.4 Required Terms and Conditions of ISOs.

In addition to the foregoing, each ISO granted to a Key Employee shall be subject to the following specific rules:

(a) The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed $100,000.  If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an ISO which first becomes exercisable in any calendar year exceeds the limitation of this Section 5.4(a), so much of the ISO that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Stock Option Agreement shall remain in full force and effect.

(b) Notwithstanding anything herein to the contrary, if an ISO is granted to a Key Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or subsidiaries within the meaning of Section 422(b)(6) of the Code): (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than 110% of the Fair Market Value of the Common Stock on the date the ISO is granted; and (ii) the ISO shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, no later than the fifth anniversary of the date the ISO was granted.

(c) No ISOs shall be granted under the Plan after ten years from the earlier of the date the Plan is adopted or approved by shareholders of the Company.

5.5 Exercise of Stock Options.

(a) A Participant entitled to exercise a Stock Option may do so by delivering written notice to that effect specifying the number of shares of Common Stock with respect to which the Stock Option is being exercised and any other information the Board may prescribe.  All notices or requests provided for herein shall be delivered to the Chief Financial Officer of the Company.

(b) The Board in its sole discretion may make available one or more of the following alternatives for the payment of the Stock Option exercise price:

(i) in cash;

(ii) in cash received from a broker-dealer to whom the Participant has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Stock Option to pay the exercise price;

(iii) by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the exercise of the Stock Option having an aggregate Fair Market Value equal to the exercise price;

(iv) by delivering previously acquired shares of Common Stock that are acceptable to the Board and that have an aggregate Fair Market Value on the date of exercise equal to the Stock Option exercise price; or

(v) by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Board shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the Stock Option exercise price.

(c) The Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Stock Option as soon as reasonably practicable after such exercise; provided that any shares of Common Stock purchased by a Participant through a broker-dealer pursuant to Section 5.5(b)(ii) or Section 9(b) shall be delivered to such broker-dealer in accordance with 12 C.F.R. §220.3(e)(4) or other applicable provision of law.  Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non–certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent; provided however, that the Company, upon written request of the Participant, shall issue, in the name of the Participant, stock certificates representing such shares.

Section 6.	Stock Awards.

6.1 Grant.

The Board may, in its discretion, (a) grant shares of Common Stock under the Plan to any Participant without consideration from such Participant or (b) sell shares of Common Stock under the Plan to any Participant for such amount of cash, Common Stock or other consideration as the Board deems appropriate.

6.2 Stock Award Agreement.

Each share of Common Stock granted or sold hereunder shall be subject to such restrictions, conditions and other terms as the Board may determine at the time of grant or sale, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Award Agreement, and the following specific rules:

(a) Shares of Common Stock issued to a Participant under the Plan shall be evidenced by a Stock Award Agreement, which shall specify whether the shares of Common Stock are granted or sold to the Participant and such other provisions, not inconsistent with the terms and conditions of the Plan, as the Board shall determine.

(b) The restrictions to which the shares of Common Stock awarded hereunder are subject shall lapse as provided in Stock Award Agreement; provided that the Board shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Board in its sole discretion).

(c) Except as provided in this subsection (c) and unless otherwise set forth in the related Stock Award Agreement, the Participant receiving a grant of or purchasing Common Stock shall thereupon be a shareholder with respect to such shares and shall have the rights of a shareholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares; provided that (i) in the case of a performance-based Stock Award as described in Section 3.3, any dividends or other distributions payable with respect to the Stock Award shall be accumulated and held by the Company and paid to the Participant only upon, and to the extent, the performance-based restrictions lapse in accordance with the terms of the applicable Stock Award Agreement and (ii) in the case of all other Stock Awards, the Board shall have the discretion to have the Company accumulate and hold such dividends or distributions.  In either case, any such dividends or other distributions held by the Company attributable to the portion of a Stock Award that is forfeited shall also be forfeited.

(d) The Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock granted or sold to the Participant, as soon as may be reasonably practicable after such grant or sale, which shall be held by the Secretary of the Company until such time as the Common Stock is forfeited, resold to the Company, or the restrictions lapse.  Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non–certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent; provided, however that following the lapse of all restrictions with respect to the shares granted or sold to a Participant, the Company, upon the written request of the Participant, shall issue, in the name of the Participant, stock certificates representing such shares.

Section 7.	Stock Unit Awards.

7.1 Grant.

The Board may, in its discretion, grant Stock Unit Awards to any Participant.  Each Stock Unit subject to the Award shall entitle the Participant to receive, on the date or the occurrence of an event (including the attainment of performance goals) as described in the Stock Unit Award Agreement, a share of Common Stock or cash equal to the Fair Market Value of a share of Common Stock on the date of such event as provided in the Stock Unit Award Agreement.

7.2 Stock Unit Agreement.

Each Stock Unit Award shall be subject to such restrictions, conditions and other terms as the Board may determine at the time of grant, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Unit Award Agreement and the following specific rules:

(a) Shares of Common Stock issued to a Participant under the Plan shall be evidenced by a Stock Unit Agreement, which shall specify such provisions, not inconsistent with the terms and conditions of the Plan, as the Board shall determine.

(b) The restrictions to which the shares of Stock Units awarded hereunder are subject shall lapse as provided in Stock Unit Agreement; provided that the Board shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Board in its sole discretion).

(c) Except as provided in this subsection (c) and unless otherwise set forth in the Stock Unit Agreement, the Participant receiving a Stock Unit Award shall have no rights of a shareholder, including voting or dividends or other distributions rights, with respect to any Stock Units prior to the date they are settled in shares of Common Stock; provided that a Stock Unit Award Agreement may provide that until the Stock Units are settled in shares or cash, the Participant shall receive on each dividend or distribution payment date applicable to the Common Stock an amount equal to the dividends or other distributions that the Participant would have received had the Stock Units held by the Participant as of the related record date been actual shares of Common Stock.  In the case of a performance-based Stock Unit Award as described in Section 3.3 above, such amounts shall be accumulated and held by the Company and paid to the Participant only upon, and to the extent, the performance-based restrictions lapse in accordance with the terms of the applicable Stock Unit Award Agreement and in the case of all other Stock Unit Awards, the Board shall have the discretion to have the Company accumulate and hold such amounts.  In either case, such amounts held by the Company attributable to the portion of the Stock Unit Award that is forfeited shall also be forfeited.

(d) Upon settlement of Stock Units into Common Stock, the Company shall issue, in the name of the Participant, stock certificates representing a number of shares of Common Stock equal to the number of Stock Units being settled.  Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non-certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent; provided, however that the Company, upon the written request of the Participant, shall issue in the name of the Participant, stock certificates representing such shares.

Section 8.	Change in Control.

8.1 Effect of a Change in Control.

(a) Notwithstanding any of the provisions of the Plan or any outstanding Award Agreement, upon a Change in Control of the Company (as defined in Section 8.2), the Board is authorized and has sole discretion to provide that (i) all outstanding Awards shall become fully exercisable, (ii) all restrictions applicable to all Awards shall terminate or lapse and (iii) performance goals applicable to any Awards shall be deemed satisfied at the highest target level, as applicable, in order that Participants may fully realize the benefits thereunder.

(b) In addition to the Board’s authority set forth in Section 3, upon such Change in Control of the Company, the Board is authorized and has sole discretion as to any Award, either at the time such Award is granted hereunder or any time thereafter, to take any one or more of the following actions:  (i) provide for the purchase of any outstanding Stock Option, for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Common Stock covered thereby had such Stock Option been currently exercisable; (ii) make such adjustment to any such Award then outstanding as the Board deems appropriate to reflect such Change in Control; and (iii) cause any such Award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control.

8.2 Definition of Change in Control.

“Change in Control” of the Company shall be deemed to have occurred if at any time during the term of an Award granted under the Plan any of the following events occurs:

(a) any Person (other than the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of shares of Common Stock of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors (“Person” and “Beneficial Owner” being defined in Rule 13d-3 of the General Rules and Regulations of the Exchange Act);

(b) the Company is party to a merger, consolidation, reorganization or other similar transaction with another corporation or other Person unless, following such transaction, more than 50% of the combined voting power of the outstanding securities of the surviving, resulting or acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Company’s outstanding securities entitled to vote generally in the election of directors;

(c) the election to the Board, without the recommendation or approval of two-thirds of the incumbent Board, of the lesser of:  (i) three Directors; or (ii) Directors constituting a majority of the number of Directors of the Company then in office; provided, however, that Directors whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company will not be considered as incumbent members of the Board for purposes of this Section; or

(d) there is a complete liquidation or dissolution of the Company, or the Company sells all or substantially all of its business and/or assets to another corporation or other Person unless, following such sale, more than 50% of the combined voting power of the outstanding securities of the acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such sale, in substantially the same proportions as their ownership, immediately prior to such sale, of the Company’s outstanding securities entitled to vote generally in the election of directors.

In no event, however, shall a Change in Control be deemed to have occurred, with respect to a Participant, if that Participant is part of a purchasing group which consummates the Change in Control transaction.  A Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (a) passive ownership of less than 3% of the shares of the purchasing company; or (b) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Directors).

Section 9.	Payment of Taxes.

In connection with any Award, and as a condition to the issuance or delivery of any shares of Common Stock to the Participant in connection therewith, the Company may require the Participant to pay the Company an amount equal to the minimum amount of the tax the Company or any Subsidiary may be required to withhold to obtain a deduction for federal, state or local income tax purposes as a result of such Award or to comply with applicable law.  The Board in its sole discretion may make available one or more of the following alternatives for the payment of such taxes:

(a) in cash;

(b) in cash received from a broker-dealer to whom the Participant has submitted notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Award to pay the withholding taxes;

(c) by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the Award having an aggregate Fair Market Value equal to the minimum amount of tax required to be withheld;

(d) by delivering previously acquired shares of Common Stock of the Company that are acceptable to the Board that have an aggregate Fair Market Value equal to the amount required to be withheld; or

(e) by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Board shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the required withholding taxes.

Section 10.	Postponement.

The Board may postpone any grant or settlement of an Award or exercise of a Stock Option for such time as the Board in its sole discretion may deem necessary in order to permit the Company:

(a) to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to an Award, including  upon the exercise of an Option, under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction;

(b) to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed; or

(c) to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof.

Any such postponement shall not extend the term of an Award and neither the Company nor its Directors or officers shall have any obligation or liability to a Participant, the Participant’s successor or any other person with respect to any shares of Common Stock as to which the Award shall lapse because of such postponement.

Section 11.	Nontransferability.

Awards granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, or be subject to execution, attachment or similar process, by operation of law or otherwise, other than by will or by the laws of descent and distribution.

Section 12.	Termination or Amendment of Plan and Award Agreements.

12.1 Termination or Amendment of Plan.

(a) Except as described in Section 12.3 below, the Board may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the shareholders of the Company, unless such approval is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.  No amendment or termination of the Plan shall adversely affect the right of any Participant under any outstanding Award in any material way without the written consent of the Participant, unless such amendment or termination is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.  Subject to the foregoing, the Board may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

(b) The Board shall have the authority to amend the Plan to the extent necessary or appropriate to comply with applicable law, regulation or accounting rules in order to permit Participants who are located outside of the United States to participate in the Plan.

12.2 Amendment of Award Agreements.

The Board shall have the authority to amend any Award Agreement at any time; provided however, that no such amendment shall adversely affect the right of any Participant under any outstanding Award Agreement in any material way without the written consent of the Participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.

12.3 No Repricing of Stock Options.

Notwithstanding the foregoing, and except as described in Section 4.3, there shall be no amendment to the Plan or any outstanding Stock Option Agreement that results in the repricing of Stock Options without shareholder approval.  For this purpose repricing includes a reduction in the exercise price of the Stock Option or the cancellation of a Stock Option in exchange for cash, Stock Options with an exercise price less than the exercise price of the cancelled Options, Stock Awards or any other consideration provided by the Company.

Section 13.	No Contract of Employment.

Neither the adoption of the Plan nor the grant of any Award under the Plan shall be deemed to obligate the Company or any Subsidiary to continue the employment of any Participant for any particular period, nor shall the granting of an Award constitute a request or consent to postpone the retirement date of any Participant.

Section 14.	Applicable Law.

All questions pertaining to the validity, construction and administration of the Plan and all Awards granted under the Plan shall be determined in conformity with the laws of the State of Nevada, without regard to the conflict of law provisions of any state, and, in the case of Incentive Stock Options, Section 422 of the Code and regulations issued thereunder.

Section 15.	Effective Date and Term of Plan.

15.1 Effective Date.

(a) The Plan has been adopted by the Board, and is effective, as of July ___, 2015, subject to the approval of the Plan by the shareholders of the Company.

(b) In the event the Plan is not approved by shareholders of the Company within 12 months of the date hereof, (i) the Plan shall have no effect, and (ii) any Awards granted on or after July ___, 2015 shall be cancelled.

15.2 Term of Plan.

Notwithstanding anything to the contrary contained herein, no Awards shall be granted on or after the 10th anniversary of the Plan’s effective date set forth in Section 15.1(a) above.